                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of report (Date of earliest event
                           reported): March 3, 2000

                            CNF TRANSPORTATION INC.

        _______________________________________________________________
            (Exact name of registrant as specified in its charter)

           Delaware                    1-5046                   94-1444798
----------------------------      ------------------      ----------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation                  Number)              Identification No.)

3240 Hillview Avenue
Palo Alto, California                                              94304
----------------------------                              ----------------------
(Address of principal                                            (Zip Code)
executive offices)

                                (650) 494-2900
                             --------------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                             --------------------
         (Former name or former address, if changed since last report)

                        Exhibit Index Located at Page 3
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Item 5.  Other Events.
         ------------

     On March 3, 2000, CNF Transportation Inc. (the "Company") executed an Underwriting Agreement in connection with the previously announced public offering of $200 million aggregate principal amount of its 8 7/8% Notes due 2010 (the "Notes"). The Company is filing this Current Report on Form 8-K in connection with the issuance of the Notes under the Company's shelf registration statement on Form S-3 (File No. 333-56667).

     This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer of the Notes in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         Exhibit No.          Description
         -----------          -----------

         1(b) Underwriting Agreement with respect to the Notes dated March 3, 2000 between CNF Transportation Inc., J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN AMRO Incorporated and Credit Suisse First Boston Corporation

         4(d)(i)              Form of Indenture between CNF Transportation Inc.
                              and Bank One Trust Company, National Association

         4(i)                 Form of certificate evidencing the Notes
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CNF Transportation Inc.
                                   (Registrant)

Date: March 8, 2000                /s/  Chutta Ratnathicam
                                   ---------------------------------------------
                                   Chutta Ratnathicam
                                   Senior Vice President and Chief Financial
                                   Officer

                                       2
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                                 Exhibit Index

Exhibit No.         Description
-----------         -----------

1(b) Underwriting Agreement with respect to the Notes dated March 3, 2000 between CNF Transportation Inc., J.P. Morgan Securities Inc., Salomon Smith Barney Inc., ABN AMRO Incorporated and Credit Suisse First Boston Corporation

4(d)(i) Form of Indenture between CNF Transportation Inc. and Bank One Trust Company, National Association

4(i)                Form of certificate evidencing the Notes

                                       3